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                                                                    EXHIBIT 23.6


                      CONSENT OF D-O-R ENGINEERING, INC.
                        INDEPENDENT PETROLEUM ENGINEERS


        We consent to reference to our firm under the caption "Independent Reserve Engineers" and elsewhere in the Registration Statement and related Prospectus constituting Nuevo Energy Company's Registration Statement on
Form S-4 filed with the Securities and Exchange Commission on August 4, 1998.


                                                D-O-R ENGINEERING, INC.


                                                By:/s/ Mike McKenzie
                                                   ---------------------------




Lafayette, Louisiana
July 31, 1998